UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2004

Date of Report

(Date of earliest event reported)

Castle Dental Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13263	76-0486898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3701 Kirby Drive, Suite 550

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 490-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Not applicable to this filing.

Item 2. Acquisition or Disposition of Assets.

Not applicable to this filing.

Item 3. Bankruptcy or Receivership.

Not applicable to this filing.

Item 4. Changes in Registrant’s Certifying Accountants.

Not applicable to this filing.

Item 5. Other Events.

Not applicable to this filing.

Item 6. Resignation of Registrant’s Directors.

Not applicable to this filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable to this filing.

(b)	Pro Forma Financial Information.

Not applicable to this filing.

(c)	Exhibits.

99.1	Copy of Castle Dental Centers, Inc.’s Press Release dated May 12, 2004

Item 8. Change in Fiscal Year.

Not applicable to this filing.

Item 9. Regulation FD Disclosure.

Not applicable to this filing.

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Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable to this filing.

Item 11. Temporary Suspension of trading Under Registrant’s Employee Benefit Plans.

Not applicable to this filing.

Item 12. Results of Operations and Financial Condition.

On May 12, 2004, the Company issued a press release describing its earnings for the quarter ended March 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE DENTAL CENTERS, INC.

	By:	/s/ Joseph P. Keane
Dated: May 13, 2004		Joseph P. Keane
Chief Financial Officer

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EXHIBIT INDEX

Exhibits

99.1	Copy of Castle Dental Centers, Inc.’s Press Release dated May 12, 2004

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